SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TESSCO Technologies Incorporated
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration Statement No. ____________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

[GRAPHIC OMITTED]                               TESSCO Technologies Incorporated
                           11126 McCormick Road, Hunt Valley, Maryland USA 21031


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 August 13, 1999
--------------------------------------------------------------------------------

To the Shareholders of TESSCO Technologies Incorporated:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of TESSCO Technologies Incorporated, a Delaware corporation, will be held at the Company's corporate headquarters, 11126 McCormick Road, Hunt Valley, Maryland USA, on August 13, 1999 at 10:00 a.m., local time, for the following purposes:

     1.   To elect two directors for a three year term ending in 2002.

     2. To approve an amendment to the Company's 1994 Stock and Incentive Plan increasing the number of shares of the Company's Common Stock available for issuance under the Plan by 300,000.

     3. To approve an amendment to the Company's 1994 Stock and Incentive Plan permitting a limited number of shares to be issued to nonemployee directors of the Company.

     4.   To approve the adoption of the Company's Team Member Stock Purchase
          Plan.

     5. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants.

     6. To act upon any other matter which may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed the close of business on June 18, 1999 as the record date for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. A list of shareholders as of the record date will be available for inspection by shareholders at the Company's corporate headquarters during business hours for a period of ten days before the Annual Meeting.

         We invite your attention to the attached Proxy Statement and to the enclosed Annual Report of the Company for the fiscal year ended March 28, 1999.

                                   By Order of the Board of Directors,

                                   Janet W. Barnhill
                                   Secretary
Hunt Valley, Maryland
July 13, 1999

--------------------------------------------------------------------------------
EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.
--------------------------------------------------------------------------------

                        TESSCO Technologies Incorporated
                              11126 McCormick Road
                         Hunt Valley, Maryland USA 21031

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is being furnished to shareholders of TESSCO Technologies Incorporated, a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters, 11126 McCormick Road, Hunt Valley, Maryland, on August 13, 1999 at 10:00 a.m., local time, and at any adjournments thereof.

Solicitation

         The solicitation is being made primarily by mail, but directors, officers and employees may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by the Company, and no compensation will be paid by the Company in connection with the solicitation of proxies, except that the Company may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

         This Proxy Statement and the accompanying form of proxy are being sent to shareholders on or about July 16, 1999.

Revocation of Proxies

         A proxy may be revoked at any time before its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Voting Rights and Outstanding Shares

         The Board of Directors of the Company has fixed the close of business on June 18, 1999 as the record date for determining the shareholders of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, the Company had outstanding 4,436,211 shares of Common Stock, $0.01 par value per share. Each share of Common Stock entitles the holder to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposal at the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         All outstanding shares of the Company's Common Stock represented by properly executed and unrevoked proxies received in the accompanying form in time for the Annual Meeting will be voted. A shareholder may, with respect to the election of directors (i) vote for the election of the named director nominees, (ii) withhold authority to vote for all the director nominees, or
(iii) vote for the election of all director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by striking a line through such nominee's name on the proxy. A shareholder may, with respect to each other matter specified in the notice of meeting (i) vote "FOR" the matter,
(ii) vote "AGAINST" the matter, or (iii) "ABSTAIN" from voting on the matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to shareholders. If no instructions are given, the shares will be voted FOR the election of the named director nominees, FOR both amendments to the Company's 1994 Stock and Incentive Plan, FOR the adoption of the Team Member Stock Purchase Plan, and FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants.

         A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted by the shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the Common Stock. These "nonvoted shares," i.e., shares subject to a proxy which are not being voted with respect to a particular matter, will be considered shares not present and entitled to vote on such matter, although these shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

         The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. Accordingly, if a quorum is present at the Annual Meeting, the two persons receiving the greatest number of votes will be elected to serve as directors. Therefore, withholding authority to vote for a director(s) and "nonvoted shares" with respect to the election of directors will not affect the outcome of the election of directors. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon is required to approve each matter other than the election of directors. Under Delaware law, abstentions with respect to matters other than the election of directors are generally considered as shares entitled to vote and thus have the same effect as a vote against such matter. "Nonvoted shares" with respect to such a matter will not be considered as entitled to vote on the matter and thus will not affect the determination of whether the matter is approved.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. Proxies solicited by means of this proxy statement will be tabulated by inspectors of election designated by the Board, who will not be employees or directors of the Company or any of its affiliates.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.  Election of Directors

         The Company's Bylaws provide that the Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, and each class having a three-year term. Each year the directors in one class are elected to serve for a term of three years. The Board of Directors is currently composed of six members (including the seat that recently became vacant by virtue of the resignation of Martin Grass, which as discussed below will be filled by the Board of Directors as provided in the Company's Bylaws). One class of directors, consisting of Robert B. Barnhill, Jr. and Benn R. Konsynski, has a term of office expiring at the Annual Meeting or until their successors are elected and qualified. Messrs. Barnhill and Konsynski have each been nominated for a three-year term expiring at the Annual Meeting of Shareholders in 2002 or until their successors are elected and qualified.

         The persons named in the enclosed proxy intend to vote properly executed and returned proxies FOR the election of all nominees proposed by the Board of Directors unless authority to vote is withheld. In the event that any nominee is unable or unwilling to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.

         Set forth below is information concerning the nominees for election and those directors whose terms continue beyond the date of the Annual Meeting.

Nominees for Director for a Three-Year Term Expiring at the 2002 Annual Meeting.

         Robert B. Barnhill, Jr., age 55, has served as President and Chief Executive Officer of the Company since 1975, as a director since 1967, and as Chairman of the Board since November 1993. He is the husband of Janet W. Barnhill, Secretary of the Company. Mr. Barnhill is a director of Polk Audio, Inc. and Provident Bankshares Corporation.

         Benn R. Konsynski, Ph.D., age 48, has been a director of the Company since November 1993. He has been the George S. Craft Professor of Business Administration for Decision and Information Analysis at the Goizueta Business School of Emory University since April 1992. From 1987 to April 1992, Dr. Konsynski was a professor at the School of Business of Harvard University. He has been a consultant to the Company since 1989.

Directors Continuing in Office.

         Directors whose term will expire at the 2000 Annual Meeting:

         Morton F. Zifferer, Jr., age 51, has been a director of the Company since November 1993. He has served as Chairman, President and Chief Executive Officer of New Standard Corporation, a metal products manufacturer, since 1983.

         Directors whose term will expire at the 2001 Annual Meeting:

         Jerome C. Eppler, age 75, has been a director of the Company since 1985. He is the owner of Eppler & Company, a private financial advisor. Since 1995, Mr. Eppler has also been a principal of Olympic Capital Partners, an investment banking firm.

         Dennis J. Shaughnessy, age 52, has been a director of the Company since 1989. He has served as Managing Director of Grotech Capital Group, Inc. since 1989. Mr. Shaughnessy also currently serves on the Boards of Forensic Technologies Incorporated, U.S. Vision, Inc. and Polk Audio, Inc.

Vacancy on Board of Directors

         Effective May 25, 1999, Martin Grass, who had served on the Board of Directors since November 1993 and whose term was to expire at the 2000 Annual Meeting, resigned from the Board in order to devote his attention more completely to his duties to Rite Aid Corporation, of which he is the Chairman and Chief Executive Officer. The Board of Directors, as provided in the Company's Bylaws, intends to fill this vacancy at its meeting following the Annual Meeting or as shortly thereafter as is practicable. The person designated to fill this vacancy, who will not be an officer or employee of the Company, will serve out the remainder of Mr. Grass's term.

Board Committees and Meetings

         The Board of Directors has an Audit Committee consisting of Messrs. Eppler, Konsynski and Zifferer, and a Compensation Committee consisting of Messrs. Shaughnessy and Zifferer. The Board of Directors does not have a nominating committee.

         The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by the Company's independent public accountants. Its duties include recommending the selection of independent accountants, reviewing the scope of audits conducted by them, as well as the results of their audits, and reviewing the organization and scope of the Company's internal system of accounting and financial controls. The Audit Committee met three times during fiscal 1999.

         The Compensation Committee is responsible for the overall administration of the Company's compensation policies and practices, including the recommendation of compensation for officers and employees of the Company and for matters relating to compensation plans and arrangements. In addition, the Compensation Committee approves awards under and administers the Company's 1984 Employee Incentive Stock Option Plan and 1994 Stock and Incentive Plan and administers the Team Member Stock Purchase Plan. The Compensation Committee met three times during fiscal 1999.

         The Board of Directors met five times during fiscal 1999. No director has attended fewer than 75% of the total number of meetings of the Board and of the Committees of which he was a member during fiscal 1999.

Director Compensation

         At its meeting held July 15, 1997, the Board of Directors agreed that, in lieu of fees for attendance at Board and committee meetings during the period ending with the following year's Annual Meeting, each director who is not an employee of the Company would be granted an option to purchase 500 shares of the Company's Common Stock at the current market price. Accordingly, on July 15, 1997, each director who was not an employee of the Company was granted an option to purchase 500 shares of the Company's Common Stock at the then-current market price of $25 per share, exercisable at any time up until July 14, 2002. Likewise, on August 14, 1998, each director who was not an employee of the Company was granted an option to purchase 500 shares of the Company's Common Stock at the then-current market price of $20 per share, exercisable at any time up until August 13, 2003. In past years directors who are not employees of the Company had received a fee of $1,000 for each Board or committee meeting attended and a fee of $500 for participating in each telephonic meeting.


PROPOSAL 2. Approval of Amendment No. 2 to 1994 Stock and Incentive Plan
            Increasing the Number of Shares Available for Issuance under the Plan by 300,000

Introduction

         The Company's 1994 Stock and Incentive Plan provides for the grant or award of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units and other "performance awards," which may or may not be denominated in shares of Common Stock or other securities of the Company. Stock options granted under the 1994 Plan may be either "incentive stock options" ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986 or so-called nonqualified options. The purpose of the 1994 Plan is to attract and retain outstanding employees through the incentives of stock ownership and monetary payments. Regular full-time employees of the Company, including officers but excluding directors who are not employees, are eligible to receive awards under the 1994 Plan. The 1994 Plan was approved by the Board of Directors in January 1994 and thereafter by the shareholders. Amendment No. 1 to the Plan, approved by the Board and adopted by the shareholders in 1996, increased the number of shares available for award under the Plan by 239,500 to 572,500. The Compensation Committee, with the support of the full Board of Directors, has continued to emphasize the grant of options with performance-based, market-driven vesting and exercise provisions.


Amendment No. 2 to 1994 Plan

         As of June 18, 1999, options covering a total of 518,050 shares of Common Stock have been granted under the 1994 Plan and have either been exercised or remain outstanding (i.e., have not lapsed or expired). The Board has approved an amendment to the 1994 Plan to increase the total number of shares available for award under the Plan by 300,000 shares. If the amendment to the Plan is approved, then (as of June 18, 1999) there will be a total of 354,450 shares available for future award under the 1994 Plan.

         The Board of Directors believes that an increase in the number of shares available for award under the 1994 Plan is necessary to enable the Company to attract, retain and motivate qualified executives and other key contributors. The Company's approach to attracting and retaining talented persons has included compensation packages that provide incentives designed to align these persons' interests with those of the shareholders generally. The Board believes that such a stock-option-based program has been extremely important to its efforts to attract and retain qualified persons. During fiscal 1999, the Board granted options exercisable for 112,600 shares of Common Stock, including options exercisable for 40,000 shares granted to the Company's Chief Executive Officer. The Compensation Committee, with the support of the full Board of Directors, has continued to emphasize the grant of options with performance-based, market-driven vesting and exercise provisions. All of the options granted to executives and other key contributors during fiscal 1999 contain such performance-based provisions, and the Committee has determined that the vesting of all future awards will to a significant extent be conditioned on the achievement of certain predetermined cumulative increases in the market value of the Common Stock. In general, these market-price-vesting provisions specify that an option will become exercisable during the first five years after issuance only if the market price of the Common Stock (averaged over the preceding 30 days) reaches specified levels of appreciation. (These options become fully exercisable after five years without regard to stock price, provided that the individual remains employed by, or associated with, the Company.) The Board of Directors believes that granting performance-based options more closely aligns a recipient's interest with the Company's stock market performance.

Material Features of the 1994 Stock and Incentive Plan

         The 1994 Stock and Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1994 Plan, the Compensation Committee has the authority to designate participants, determine the types of awards to be granted, the number of shares to be covered by each award, and any other terms and conditions of the awards, including vesting requirements. Awards generally terminate upon the earlier of (a) termination of employment or other engagement for any reason other than death, retirement or disability, (b) twelve months after the employee's "normal retirement date" as defined in the Company's Retirement Savings Plan, or (c) twelve months after the date of a recipient's death with respect to options and SARs to the extent exercisable at the time of the recipient's death. In the event of retirement, disability or death, any restriction applicable to a restricted stock award or "performance award" will be removed on a pro rata basis in accordance with the portion of the restricted period which has expired as of the date of retirement, disability or death, as applicable. In the event of a recipient's retirement, disability or death, the Compensation Committee may, in its discretion, remove any restriction applicable to a performance award. Although the Compensation Committee determines the prices at which options and other awards may be exercised under the 1994 Plan, the exercise price of an "incentive stock option" must be at least 100% of the fair market value (as determined under the terms of the 1994 Plan) of a share of Common Stock on the date of grant.

         The maximum number of shares of Common Stock currently authorized for award under the 1994 Plan is 572,500. Of this number, options for 66,735 shares have been granted and exercised and options for 451,315 shares have been granted and remain outstanding (i.e., have not lapsed or expired) as of June 18, 1999, leaving only 54,450 available for award under the Plan as of that date. If Amendment No. 2 to the Plan is approved, an additional 300,000 shares would be authorized for award under the 1994 Plan, bringing the total available for award under the Plan (as of June 18, 1999) to 354,450. No awards may be made under the 1994 Plan after April 12, 2004. See "New Benefits Plan Table." In addition to shares issuable pursuant to options granted under the 1994 Plan, there are also options outstanding for a total of 55,550 shares of Common Stock issued under the Company's 1984 Employee Incentive Stock Option Plan, as well as options for a total of 205,000 shares issued outside the 1994 Plan and the 1984 Plan.

Federal Income Tax Consequences

         The following is a brief summary of the U.S. federal income tax consequences of awards made under the 1994 Plan.

         Stock Options. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income, subject to income tax withholding, upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant generally will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO during employment or within three months after termination of employment. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

         SARs. A participant generally will not recognize any taxable income upon the grant of a SAR. A participant will recognize compensation taxable as ordinary income, subject to income tax withholding, upon exercise of a SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.

         Restricted Stock. A participant will not recognize taxable income at the time of the grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such an election is not made, the participant will recognize ordinary taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent that the limit of
Section 162(m) of the Internal Revenue Code applies (as described below). In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and before the time the restriction lapses, will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.

         Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers. However, certain types of compensation paid to such executives are not subject to the $1 million deduction limit. One such type is "performance-based" compensation. To qualify as performance-based compensation, the following requirements must be satisfied: (i) the performance goals must be determined by a committee consisting solely of two or more "outside directors," (ii) the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to and approved by a majority of the corporation's shareholders in a separate vote before payment, and (iii) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation is made. Based on certain proposed regulations issued by the United States Department of the Treasury which explain these requirements, certain compensation under the 1994 Plan, such as that payable with respect to options, SARs and restricted stock, could be subject to the $1 million deduction limit under Section 162(m) of the Code.

New Plan Benefits Table

         The following table provides certain information with respect to options to purchase Common Stock awarded under the 1994 Stock and Incentive Plan during fiscal 1999, specifying the amounts granted to each of the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees (including all current officers who are not executive officers) as a group. The "Dollar Value" for options granted represents the positive spread between the exercise prices of the options and the market price of the Common Stock on June 18, 1999.

                                NEW PLAN BENEFITS
                        1994 Stock and Incentive Plan (1)

-------------------------------------------------------------------------------------------------------------------
                                                         Dollar Value ($)            Number            Exercise
                                                               (2)                  of Units           Price($)
-------------------------------------------------------------------------------------------------------------------

Robert B. Barnhill, Jr.                                       47,400                 40,000         18.38-24.63

Gerald T. Garland                                             12,250                  7,000            19.75

Richard A. Guipe                                                --                     --                --

Brian K. Hedlund                                                --                     --                --

Mary Lynn Schwartz                                            52,500                 30,000            19.75

All Executive Officers as a Group                            136,250                 84,000         18.00-19.75

Nonemployee Directors as a Group (3)                            --                     --                --

All Employees (other than Executive Officers)
         as a Group                                           73,372                 28,600         17.38-22.00

-------------------------------------------------------------------------------------------------------------------

 (1) Except for the options issued to nonemployee directors (which are currently exercisable in full), none of these options are currently vested or eligible to be exercised. Such options vest and become exercisable no earlier than the second anniversary of the date awarded and then only in accordance with performance-based vesting schedules requiring certain predetermined cumulative appreciation in the market value of the Common Stock. Notwithstanding, each option will become exercisable five years after the date of grant without regard to such criteria, as long as recipient is still employed by the Company.

(2) Based upon $21.50 per share, the closing sale price of the Common Stock, as reported on the Nasdaq Stock Market, on June 18, 1999.

(3) As noted above, options to acquire 500 shares at the then-current market price of $20.00 per share were granted to each of the five nonemployee directors of the Company in August 1998 in lieu of fees for attendance at Board and committee meetings. These options are exercisable immediately. Based upon $21.50 per share, the closing sale price of the Common Stock, as reported on the Nasdaq Stock Market, on June 18, 1999, the aggregate Dollar Value of these options was $3,750.


Amendment of 1994 Plan

         In general, the Board of Directors may amend the 1994 Plan in any respect that does not adversely affect an award granted and then outstanding under the 1994 Plan. Shareholder approval, however is required for any amendment that (i) except in limited circumstances, increases the maximum number of shares for which awards may be made under the Plan, (ii) reduces the exercise price at which options may be granted or otherwise materially increases the benefits accruing to participants under the Plan, or (iii) materially modifies the requirements as to eligibility for participation in the Plan.

         Unless marked to the contrary, the shares represented by the enclosed proxy, if properly executed and returned, will be voted FOR the approval of the amendment to the 1994 Stock and Incentive Plan to increase by 300,000 the aggregate number of shares authorized for award under the 1994 Plan.

PROPOSAL 3. Approval of Amendment No. 3 to 1994 Stock and Incentive Plan
            Permitting the Issuance of up to 50,000 Shares to Nonemployee Directors

         The Board of Directors has concluded that, in order to attract and retain qualified individuals to serve on the Company's Board of Directors, and in particular to fill the current vacancy on the Board, it is necessary to be able to grant one or more options to acquire shares of the Company's Common Stock to such individuals. In the Board's view, however, the aggregate number of shares that should be available for this purpose should be limited to 50,000 and grants should be made only upon the concurrence of a disinterested majority of the entire Board of Directors. It is anticipated that any such options will contain performance-based, market-driven exercise provisions similar to those contained in options granted to employees under the 1994 Plan.

         Options granted to nonemployee directors would not, under current law, qualify for the potentially favorable tax treatment afforded "incentive stock options."



Unless marked to the contrary, the shares represented by the enclosed proxy, if properly executed and returned, will be voted FOR the approval of the amendment to the 1994 Stock and Incentive Plan to permit the issuance of up to 50,000 shares to nonemployee directors.

PROPOSAL 4.  Approval of Team Member Stock Purchase Plan

Introduction

         Effective February 1, 1999, the Board of Directors has adopted - subject to approval by the shareholders - the TESSCO Technologies Incorporated Team Member Stock Purchase Plan. The purpose of the Stock Purchase Plan, which is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code, is to provide a method for eligible employees of the Company to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock. "Eligible employees" generally include all persons employed on a full-time basis or on a part-time basis for at least twenty hours per week who have been employed by the Company for at least one year (or such shorter period as may be necessary for eligibility to participate in the Company's 401(k) Retirement Savings Plan). Directors of and consultants to the Company who are not employees are not eligible. Also ineligible is any employee who immediately after the grant of shares under the Stock Purchase Plan would own shares or options to purchase shares constituting five percent or more of the Company's Common Stock. The Stock Purchase Plan becomes effective only if it is approved by the shareholders on or before February 1, 2000. The maximum number of shares that may be purchased under the Plan is 200,000.

Material Features of the Stock Purchase Plan

         The Stock Purchase Plan enables each eligible employee to elect to defer a percentage of his or her qualifying compensation (generally including base salary or draw and any monthly variable compensation but excluding quarterly or annual variable compensation such as bonuses) through payroll deductions and use the deferred amount to purchase shares of the Company's Common Stock. The price for the shares is a percentage established in advance by the Compensation Committee - ranging from 85 percent to 100 percent of the lesser of the market price of the Company's Common Stock on the first trading day of the "offer period" and the last trading day of the "offer period." The actual number of shares acquired is determined by dividing the amount available in the employee's deferral account by the applicable price per share and rounding to the nearest whole number of shares.

         Eligible employees are afforded the opportunity to participate two times each year, on the first trading days after March 1 and September 1. Participation in the Plan in any given six-month "offer period" is optional with each eligible employee. The total value of the shares that an employee may be entitled to acquire in any calendar year, however, cannot exceed $25,000 (based on the market price of the Common Stock on the first trading day of the relevant offer period). A participant may terminate his or her payroll deductions and withdraw from the Plan at any time before the end of a particular six-month offer period, in which case the deferred amount is simply paid over to the employee. Withdrawal from the Plan for a particular offer period does not prevent the employee from electing to participate in a subsequent offer period.

         Shares acquired by an employee under the Plan must be delivered to and held by the Plan's administrative agent for at least eighteen months after the end of the offer period. Although the employee is treated as the owner of record of the shares during this period, the employee may not sell or otherwise dispose of the shares during this period.

         The Stock Purchase Plan, like the 1994 Stock and Incentive Plan, is administered by the Compensation Committee of the Board of Directors. Subject to the express provisions of the Stock Purchase Plan, the Committee has plenary and conclusive authority to interpret the Plan's provisions, to adopt rules and regulations for administering the Plan, and to make any other determinations in connection with the administration of the Plan.

Federal Income Tax Consequences

         The amount that an eligible employee elects to defer through payroll deductions which is used to purchase shares under the Stock Purchase Plan is not excludable from the employee's income for federal income tax purposes. The employee does not recognize income upon purchase of the shares, even if the price paid for the shares is less than their fair market value at the beginning or the end of the six-month offer period. Shares are retained by the Plan's administrative agent for at least eighteen months after the end of the offer period and cannot be disposed of during this time. Any disposition thereafter results in capital gain or loss to the employee, with one exception. As noted above, the Compensation Committee may (in advance of any particular offer period) establish the price for shares to be issued for the offer period at 85 percent to 100 percent of the lesser of the shares' market value on the first trading day of the offer period and their market value on the last trading day of the offer period. If the percentage at which the Compensation Committee determined to issue the shares being disposed of was less than 100 percent, then any gain recognized on the disposition of the shares is treated as ordinary income to the extent of this "bargain element." Regardless of whether the employee recognizes ordinary income on the transaction, however, the Company is not entitled to any deduction for compensation expense.

Amendment of Team Member Stock Purchase Plan

         In general, the Board of Directors may terminate the Stock Purchase Plan or amend the Plan in any respect that does not adversely affect the rights of an employee who has elected to participate for the then-current offer period. Shareholder approval, however is required for any amendment that (i) except in limited circumstances, increases the maximum number of shares available under the Plan or (ii) amends the requirements as to eligibility for participation in the Plan.

         Unless marked to the contrary, the shares represented by the enclosed proxy, if properly executed and returned, will be voted FOR the approval of the Team Member Stock Purchase Plan


PROPOSAL 5.  Ratification of Independent Public Accountants

         The Board of Directors has selected the firm of Arthur Andersen LLP to serve as independent public accountants for the fiscal year ending March 26, 2000, subject to the ratification of such appointment by the shareholders. Representatives of Arthur Andersen LLP are expected to be present at the Annual

Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         Unless marked to the contrary, the shares represented by the enclosed proxy, if properly executed and returned, will be voted FOR the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending March 26, 2000.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth information regarding the ownership of Common Stock of the Company as of June 18, 1999 by (i) all shareholders known by the Company to beneficially own more than five percent of the Common Stock, (ii) each of the directors and nominees for director, and (iii) all directors and executive officers as a group.

--------------------------------------------------------------------------------
Name of                                    Amount and Nature          Percent
Beneficial Owner                        of Beneficial Ownership       of Class
--------------------------------------------------------------------------------

Directors and
Nominees for Director:
Robert B. Barnhill, Jr. (2) ..........       1,087,792                  24.5
Jerome C. Eppler (3)(4) ..............          21,000                   *
Martin L. Grass (4) ..................          31,000                   *
Benn R. Konsynski, Ph.D. (4) .........          31,000                   *
Dennis J. Shaughnessy (4) ............          21,275                   *
Morton F. Zifferer, Jr. (4) ..........          31,000                   *
All directors and executive
officers as a group (16 persons)(5). .       1,247,953                  28.1

Principal Shareholders:
GeoCapital, LLC (6) ..................         436,000                   9.8
Nicholas Company, Inc. (7) ...........         385,500                   8.7

--------------------------------------------------------------------------------
* Less than 1% of the outstanding Common Stock.

(1) Unless otherwise noted, each person exercises sole (or shares with a spouse or other immediate family member) voting and dispositive power as to the shares reported. Persons are deemed to beneficially own shares which they have the right to acquire beneficial ownership of within 60 days. Shares subject to options exercisable with 60 days are deemed outstanding for computing the percentage of the outstanding shares held by the person holding such options, but not for computing the percentage of shares held by any other person.

(2) Includes 150,000 shares held by Mr. Barnhill's spouse and children; 232,400 shares subject to currently exercisable stock options; and 10,000 shares held by a private charitable foundation of which Mr. Barnhill and his spouse are the sole directors. Mr. Barnhill disclaims beneficial ownership over the shares held by the foundation. Mr. Barnhill's address is 11126 McCormick Road, Hunt Valley, Maryland 21031.

(3) Includes 20,000 shares held by a trust under which Mr. Eppler is sole beneficiary.

(4)      Includes 1,000 shares subject to a currently exercisable stock option.

(5)      Includes 269,245 shares subject to currently exercisable stock options.

(6) Derived from Amendment No. 2 to Schedule 13G filed by GeoCapital LLC ("GeoCapital") on February 10, 1999. GeoCapital's address is 767 Fifth Avenue, New York, N.Y. 10153.

(7) Derived from Amendment No. 1 to Schedule 13G filed by Albert O. Nicholas, Nicholas Company, Inc., and Nicholas Limited Edition, Inc. ("Nicholas") on February 23, 1999. Nicholas' address is 700 North Water Street, Milwaukee, Wisconsin 53202.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

         The following table summarizes the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer during fiscal 1999, 1998 and 1997 and the other executive officers for whom such reporting is required during fiscal 1999 (the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Long-Term
                                                        Annual Compensation             Compensation
----------------------------------------------------------------------------------------------------------------------------------
Name and                             Fiscal                                                Options               All Other
Principal Position                    Year         Salary ($)        Bonus ($)(1)       (# of Shares)         Compensation ($)
----------------------------------------------------------------------------------------------------------------------------------

Robert B. Barnhill Jr.,                1999          240,000              --                40,000                31,954(2)
Chairman of the Board,                 1998          240,000              --                40,000                30,868(2)
President and Chief Executive          1997          240,000             13,272             40,000                32,474(2)
Officer

Gerald T. Garland,                     1999          196,069              --                 7,000                 1,125(3)
Treasurer, Vice President and          1998          175,000              --                 7,000                   561(3)
Chief Financial Officer                1997          175,000              9,155              3,000                 2,332(3)

Richard A. Guipe,                      1999          170,000              --                 --                    1,020(3)
Vice President and Unit                1998          170,000              --                 --                   22,955(4)
Director - Wireless Network            1997          147,739              --                20,000                    --
Provider and Self-Maintained
User Markets

Brian K. Hedlund,                      1999          111,539             28,000              --                      194(3)
Vice President and Unit                1998           61,539             13,334             15,000                26,668(5)
Director - TESSCO Service
Solutions

Mary Lynn Schwartz,                    1999          133,853              --                30,000                    --
Vice President and Chief               1998           36,547              3,000             15,000                    --
Administrative Officer
----------------------------------------------------------------------------------------------------------------------------------

(1) Represents bonuses paid pursuant to the Company's Value Share Program, described below.

(2) Includes (i) premiums in the amount of $12,500 for a life insurance policy; (ii) premiums in the amount of $17,995 for a split-dollar life insurance policy arrangement with the Company; and (iii) $1,979, $373 and $1,459 allocated to Mr. Barnhill's Retirement Savings Plan account in fiscal 1997, 1998, and 1999, respectively. Does not include a contribution by the Company of $40,995, $47,377 and $40,995 for 1997, 1998 and 1999, respectively, to a supplemental executive retirement plan for Mr. Barnhill. See "Employment Agreement."

(3) Represents amounts allocated to the Retirement Savings Plan accounts of Messrs. Garland, Guipe, and Hedlund.

(4) Represents relocation expenses of $22,406 and an allocation to Mr. Guipe's Retirement Savings Plan account of $549.

(5)      Represents relocation expenses.

Employment Agreement

         In March 1994, the Company entered into an employment agreement with Mr. Barnhill pursuant to which the Company continued his employment as Chairman of the Board, President and Chief Executive Officer. Pursuant to the employment agreement, Mr. Barnhill receives a minimum annual base salary of $240,000 and is entitled to bonuses in accordance with the Company's incentive compensation plan. The employment agreement has an initial term of three years, and, unless the Board of Directors notifies Mr. Barnhill otherwise before the end of any calendar year, the term of the agreement automatically renews daily for the succeeding three-year period.

         The employment agreement also provides for the establishment of a supplemental executive retirement plan, which will provide Mr. Barnhill with a $75,000 annual pension benefit payable on Mr. Barnhill's retirement, termination of employment for reasons other than cause (as defined in the employment agreement) or attainment of age 62. The employment agreement also provides for
(i) a $2,000,000 split-dollar life insurance policy on Mr. Barnhill and his spouse, who serves as the Company's Secretary, and (ii) a long-term disability policy providing Mr. Barnhill with a benefit equal to not less than 70% of his annual base salary.

         The employment agreement provides that in the event of the termination of Mr. Barnhill's employment for certain reasons, including death, disability or a termination resulting from a change in control of the Company (as defined in the employment agreement), Mr. Barnhill would be paid, when and as due, the total salary payable to him for the next three years, plus bonuses to which he would have been entitled had he remained in the employ of the Company during the three-year period. In addition, Mr. Barnhill would be entitled to receive the employee benefits he would have received during such three-year period or an after-tax payment in an amount equal to the value of such benefits.

         In addition, in January 1996 the Company adopted a stock compensation program for the Chief Executive Officer, pursuant to which Mr. Barnhill is each quarter granted an option to purchase 10,000 shares of Common Stock. All of these options are subject to performance-based vesting schedules which generally condition exercisability during the first five years on the achievement of predetermined increases in the value of the Company's Common Stock. After five years the options become fully exercisable, provided that Mr. Barnhill is still employed by the Company. See "Compensation Committee Report on Executive Compensation."

Retirement Savings Plan

         The Company maintains a Retirement Savings Plan, a profit-sharing plan qualified under Section 401(k) of the Internal Revenue Code which covers substantially all employees. Under the Retirement Savings Plan, participants are permitted to make salary reduction contributions equal to a percentage of annual salary with matching contributions made by the Company on a discretionary basis. The Company may make additional discretionary profit-sharing contributions. The Company's contributions to the Retirement Savings Plan during fiscal 1999 totaled $44,944.

Stock-Based Compensation Plans

         As discussed above (see "PROPOSAL 2. Approval of Amendment No. 2 to 1994 Stock and Incentive Plan Material Features of the 1994 Stock and Incentive Plan"), the Company's 1994 Stock and Incentive Plan provides for the grant or award to regular full-time employees (including officers but excluding directors who are not employees) of stock options, stock appreciation rights, restricted stock, restricted stock units and other performance awards, which may be denominated in shares of Common Stock or other securities of the Company. The maximum number of shares of Common Stock currently authorized for award under the 1994 Plan is 572,500, of which options for 66,735 shares have been granted and exercised and options for 451,315 shares have been granted and remain outstanding (i.e., have not lapsed or expired) as of June 18, 1999, leaving only 54,450 available for award under the Plan as of that date. If, as set forth above, Amendment No. 2 to the Plan is approved, an additional 300,000 shares would be authorized for award under the 1994 Plan, bringing the total available for award under the Plan (as of June 18, 1999) to 354,450. No awards may be made under the 1994 Plan after April 12, 2004.

         In addition to the 1994 Stock and Incentive Plan, the Company maintains the 1984 Employee Incentive Stock Option Plan, which provides for the grant of options to acquire up to an aggregate of 401,250 shares of Common Stock. As of June 18, 1999, options to acquire 55,550 shares were outstanding, all of which were fully exercisable and all of which had an exercise price of $12.00 per share. No additional shares are available for award under the 1984 Plan.


                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------------
                                                                                                Potential Realizable
                                                                                                  Value at Assumed
                                                                                                Annual Rate of Stock
                                                                                                 Price Appreciation
                                                     Individual Grants                               for Term(1)
-----------------------------------------------------------------------------------------------------------------------
                              Number of       Percent of
                             Securities     Total Options
                             Underlying       Granted to    Exercise or
                           Options Granted   Employees in    Base Price
Name                             (#)         Fiscal 1999     ($/Share)    Expiration Date           5%          10%
-----------------------------------------------------------------------------------------------------------------------
Robert B. Barnhill, Jr.        10,000(2)           8.9%         $20.000   April 29, 2008          125,779     318,748
                               10,000(2)           8.9%         $18.375   July 30, 2008           115,559     292,850
                               10,000(2)           8.9%         $24.625   October 29, 2008        154,865     392,459
                               10,000(2)           8.9%         $21.375   January 28, 2009        134,426     340,662
Gerald T. Garland               7,000(2)           6.2%         $19.750   June 30, 2004            86,945     220,335
Richard A. Guipe                   --                                                               --          --
Brian K. Hedlund                   --                                                               --          --
Mary Lynn Schwartz             30,000(2)          26.6%         $19.750   June 30, 2004           372,620     944,292
-----------------------------------------------------------------------------------------------------------------------

(1) Potential Realizable Values are based on an assumption that the stock price of the Common Stock on the date of grant equals the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an option holder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the values estimated in this table.

(2) These options, which were issued under the Company's 1994 Stock and Incentive Plan, become exercisable according to a performance-based vesting schedule on or after the second anniversary of date of grant only if the Common Stock has achieved certain predetermined cumulative increases in market value. Notwithstanding, each option will become exercisable five years after the date of grant, provided the recipient is still employed by the Company.

         The following table sets forth information with respect to option exercises by and year-end values during fiscal 1999 for the Named Executive Officers.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------------------
                                                                         Number of Securities
                                                                              Underlying
                                                                              Unexercised        Value of Unexercised
                                                                              Options at         In-the-Money Options
                                                                            Fiscal Year-end      at Fiscal Year-end
----------------------------------------------------------------------------------------------------------------------
                               Shares Acquired                               Exercisable/           Exercisable/
Name                             on Exercise          Value Realized         Unexercisable        Unexercisable (1)
----------------------------------------------------------------------------------------------------------------------

Robert B. Barnhill, Jr.              --                     --               232,400/135,600      $2,158,360/84,340
Gerald T. Garland                  9,010                 $90,100              18,745/ 20,500        $172,078/52,500
Richard A. Guipe                     --                     --                 --   / 20,000           --   /  -
Brian K. Hedlund                     --                     --                 --   / 15,000           --   /  -
Mary Lynn Schwartz                   --                     --                 --   / 45,000           --   /82,500
----------------------------------------------------------------------------------------------------------------------

(1) Value is based on the difference between the stock option exercise price and the closing price of the Company's Common Stock on the Nasdaq Stock Market on March 26, 1999 of $21.50 per share.

Compensation Committee Report on Executive Compensation

         The Board of Directors has delegated to the Compensation Committee responsibility for developing and administering programs for compensating the Company's executive officers. The entire Board also approves the Committee's compensation recommendations with respect to salaries and bonuses of executive officers. The Committee, which currently consists of Messrs. Shaughnessy and Zifferer and which until his recent resignation included Mr. Grass (none of whom are officers or employees of the Company), believes that the Company's success is attributable in large part to the management and leadership efforts of its executive officers. The Company's management team has substantial experience in the distribution industry in general and the wireless communications industry in particular. Mr. Barnhill, the Chairman of the Board, President and Chief Executive Officer of the Company, has been instrumental in the Company's business success. The Company and the Compensation Committee intend to maintain compensation policies, plans and programs that will attract and retain executive officers who can enhance shareholder value. Generally speaking, the Compensation Committee seeks to use the same policies and guidelines in determining the compensation to be paid to its executive officers as it uses for the Company's other employees and other key contributors to the Company's success.

         The Company seeks to design a compensation package that will achieve the following principal objectives:

     o provide the Company's executives with total compensation that is sufficiently competitive to attract and retain high-quality people. In general, this involves establishing an individual's base salary in light of that individual's responsibilities, experience, personal performance and contribution to the Company's overall performance. The base salary and performance-based incentives are designed to establish an individual's total compensation at a level that competes favorably with the overall pay levels of comparable companies (i.e., companies comparable in size and with business operations similar to those of the Company) and to reward outstanding performance.

     o link a significant portion of annual compensation to performance-based incentives. This is done primarily by means of the Company's Value Share Program and the grant of stock options with performance-based vesting and exercise features. All stock options granted during fiscal 1999 condition vesting during the first five years on the achievement of certain predetermined cumulative increases in the market value of the Common Stock. The Board of Directors, upon the recommendation of the Committee, has determined to continue such performance-based and market-driven practices in the future in order for an option to vest in whole or in part during the first five years after grant. All options will vest after five years and will remain exercisable until expiration, which generally ranges from six to ten years after the grant date, provided that the individual remains employed by, or associated with, the Company.

     o provide long-term incentives that are consistent with the Company's strategic goals and the creation of shareholder value. This is done through the grant of stock options.

     o structure the compensation program to be viewed favorably by the Company's shareholders, employees, the financial community, and the general public.

         The Internal Revenue Code places limits on the amount of non-performance-based compensation paid to executive officers that may be deducted by the Company for federal income tax purposes. The Company intends to structure compensation programs to minimize the portion of any executive compensation that is not deductible for federal income tax purposes.

         The Committee annually reviews each executive officer's compensation, including the compensation levels of the Company's Chairman, President and Chief Executive Officer. When reviewing compensation, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices with respect to salary. The Chief Executive Officer's base compensation level is determined pursuant to an employment agreement between the Company and the Chief Executive Officer, effective as of April 1994. Under the employment agreement, the Chief Executive Officer's base salary was set at $240,000 for fiscal 1997, 1998, and

1999, which the Committee believes to be slightly less than the base salaries paid by comparable companies to their chief executive officers. Salaries for the other Named Executive Officers are established based on the principles discussed with respect to the Chief Executive Officer.

         The bonuses paid to the Named Executive Officers, including the Chief Executive Officer, are determined pursuant to the Company's Value Share Program. This program is designed to provide rewards based upon the improvement in the Company's earnings and other measures. The Value Share Program provides for specific budgets and goals in several performance areas. A portion of the bonuses is withheld each quarter and reduced or eliminated in the event that future performance does not meet certain budget or goal parameters.

         In early 1996 the Company adopted a stock compensation program for the Chief Executive Officer. This program provides for quarterly grants of options to purchase 10,000 shares of Common Stock to Mr. Barnhill beginning on February 29, 1996. These options, which are granted pursuant to the Company's 1994 Stock and Incentive Plan, are granted at an exercise price at least equal to the fair market value of the Common Stock on the date of grant and are subject to other terms and conditions typically contained in options granted under the 1994 Plan. Each option will become vested and exercisable only if the market price of the Common Stock achieves certain predetermined cumulative increases in value, commencing two years from the date of grant. The Committee believes that this program is in the best interests of the Company because it combines the attributes of a traditional stock option plan with those of a long-term incentive plan. The program provides such incentives by conditioning vesting within the first five years after an option is granted on attainment of significant stock price appreciation.

         In addition to salary and Value Share awards, under this stock compensation program Mr. Barnhill received, in fiscal 1999, awards of options for 40,000 shares at exercise prices ranging from $18.375 to $24.625 per share. These option prices equaled or exceeded the fair market value of a share of Common Stock on the date of each grant. Any vesting of these options occurs over time and, during the first five years after the date of the grant, is conditioned upon the achievement of certain predetermined cumulative increases in the market value of the Common Stock. Each option, however, becomes fully exercisable without regard to market value after five years, as long as Mr. Barnhill remains associated with the Company.

         During fiscal 1999, the Committee also granted options to purchase 44,000 shares of Common Stock to other executive officers, all of which contained performance-based vesting provisions. The awards made to the other executive officers also were granted to provide further incentives to increase shareholder value and were deemed by the Committee to be appropriate in light of the officers' expected contributions to the Company's performance. The Committee has noted that revenues have increased by an average of 22% annually from fiscal 1993 to fiscal 1999, with net income increasing by an average of 20% annually from fiscal 1993 to fiscal 1999. The Committee intends to continue to recommend stock-based compensation awards as a significant part of the Company's overall compensation program.

                             Compensation Committee

Dennis J. Shaughnessy                                   Morton F. Zifferer, Jr.

PERFORMANCE MEASUREMENT COMPARISON

         The chart set forth below shows the value of an investment of $100 on September 28, 1994 in each of the Company's Common Stock, the Russell 2000 index and a peer group index for the period September 28, 1994 to March 31, 1999. All values assume reinvestment of the pre-tax value of dividends.

                      Comparison of Cumulative Total Return
                Value of Investment of $100 on September 28, 1994

                             TESSCO        Russell 2000        Peers
             9/28/94        100.0000         100.0000         100.0000
            12/31/94        136.4583          98.4119         128.2152
             3/31/95        145.8333         102.5039         132.4521
             6/30/95        151.0417         111.4898         143.9621
             9/30/95        216.6667         122.0047         160.4993
            12/31/95        237.5000         123.4237         146.8785
             3/31/96        239.5833         130.0197         153.0265
             6/30/96        304.1667         136.2461         156.6725
             9/30/96        347.9167         136.1596         165.0019
            12/31/96        306.2500         142.5354         210.8660
             3/31/97        154.1667         137.1659         180.5304
             6/30/97        180.2083         155.8058         252.7529
             9/30/97        231.2500         178.3884         336.1135
            12/31/97        150.0000         171.7846         212.9982
             3/31/98        144.7917         188.9465         257.1236
             6/30/98        164.5833         179.7917         224.1563
             9/30/98        171.8750         142.9206         123.0993
            12/31/98        189.5833         165.8648         216.9782
             3/31/99        176.0417         156.3011         119.4662

         The peer group consists of the following companies engaged in retail and/or wholesale product distribution: Fastenal Co., Cellstar Corporation, Brightpoint, Inc., Andrew Corporation and Micro Warehouse, Inc. All of these companies were publicly traded as of March 28, 1999.

         Viking Office Products, Inc. is no longer included in the peer group because its stock was acquired in 1998 by Office Depot, Inc. and is no longer publicly traded. Excluding Viking from the peer group in prior years would have been immaterial in the presentation of the return of the peer group.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and provide the Company with copies of such reports.

         The Company has reviewed such reports received by it and written representations from directors and executive officers. Based solely on that review, the Company believes that during fiscal year 1999 all filing requirements were complied with.

Shareholder Proposals for the 2000 Annual Meeting

         Any shareholder proposal intended for inclusion in the proxy material for the 2000 Annual Meeting of Shareholders must be received in writing by the Company, at the address set forth on the first page of this Proxy Statement, on or before March 15, 2000. Any such proposal will be subject to Exchange Act Rule 14a-8.

Other Matters

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON RECEIVING THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 28, 1999. WRITTEN REQUESTS FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO JANET W. BARNHILL, SECRETARY, 11126 McCORMICK ROAD, HUNT VALLEY, MARYLAND 21031.

                                          By Order of the Board of Directors,

                                          /s/ Janet W. Barnhill
                                          --------------------------
                                          Janet W. Barnhill
                                          Secretary
July 13, 1999

                                    - NOTES -

                                   APPENDIX 1

                        TESSCO TECHNOLOGIES INCORPORATED
                          1994 STOCK AND INCENTIVE PLAN


Section 1.        Purpose

                  The purpose of the TESSCO Technologies Incorporated 1994 Stock and Incentive Plan (the "Plan") is to attract and retain outstanding individuals as Key Employees of TESSCO Technologies Incorporated (the "Company") and its Affiliates and to motivate such individuals to achieve the long-term performance goals of the Company by providing incentives to such individuals in the form of stock ownership or monetary payments based on the value of the capital stock of the Company or its financial performance, or both, on the terms and conditions set forth herein.

Section 2.        Definitions

                  As used in the Plan and unless the context clearly indicates otherwise, the following terms shall have the respective meanings set forth below:

                  (a) "Affiliate" shall mean any entity that is controlled directly or indirectly by the
Company.

                  (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

                  (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                  (d) "Beneficiary" shall mean the person designated by the Participant, on a form provided by the Company, to exercise the Participant's rights in accordance with Section 7(f) of the Plan in the event of death or, if no such person is designated, the estate or personal representative of such Participant.

                  (e) "Board of Directors" shall mean the Board of Directors of the Company.

                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (g) "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

                  (h) "Committee" shall mean the Compensation Committee of the Board of Directors. The Committee shall be composed of two or more directors, all of whom shall be "disinterested persons" within the meaning of Rule l6b-3 and "outside directors" within the meaning of Section 162(m) (4) (C) of the Code and any regulations issued thereunder.

                  (i) "Disability" shall mean a total and permanent disability within the meaning of the Company's [long term disability] Plan.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" shall mean, with respect to any property (excluding the Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and with respect to any Shares or other securities, the last reported sale price of the Shares or other securities on any national securities exchange or quotation system providing such information on the day prior to the date of the determination or, if not listed on any such exchange or quotation system, the average of the bid and asked prices of the Shares or other securities as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as of the day prior to the date of the determination of the fair market value or, if not listed on NASDAQ, the fair market value of the Shares or other securities as of the day prior to the date of such determination as determined in good faith by the Board of Directors or the Committee.

                  (1) "Incentive Stock Option" shall mean an Option granted under Section 7(a) of the Plan that is intended to meet the requirements of
Section 422 of the Code or any successor provision thereto.

                  (m) "Key Employee" shall mean any officer or other employee of the Company or of any Affiliate who is described in Section 6.

                  (n) "Non-Qualified Option" shall mean an Option granted under
Section 7(a) of the Plan that is not intended to be an Incentive Stock Option.

                  (o) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  (p) "Participant" shall mean a Key Employee who is designated to be granted or has received an Award under the Plan.

                  (q) "Performance Award" shall mean any Award granted under
Section 7(d) of the Plan.

                  (r) "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

                  (s) "Released Securities" shall mean Restricted Stock with respect to which all applicable restrictions have expired, lapsed or been waived.

                  (t) "Restricted Stock" shall mean any Shares granted and issued under Section 7(c) of the Plan.

                  (u) "Restricted Stock Unit" shall mean any Award granted under
Section 7(c) of the Plan that is denominated in Shares.

                  (v) "Restriction Period" shall mean, with respect to Restricted Stock or Restricted Stock Units, that period of time determined by the Committee pursuant to Section 7 (c).

                  (w) "Retirement" shall mean termination of a Participant's employment with the Company or any Affiliate at his or her "normal retirement date" as defined in the Company's Retirement Savings Plan or any successor plan.

                  (x) "Termination" shall mean any resignation or discharge from employment with the Company or any Affiliate except in the event of Disability, Retirement or death.

                  (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Commission under the Exchange Act or any successor rule or regulation thereto.

                  (z) "Shares" shall mean shares of the Common Stock of the Company and such other securities or property as may become the subject of Awards or become subject to Awards pursuant to an adjustment made under Section 8 of the Plan.

                  (aa) "Stock Appreciation Right" shall mean any Award granted under Section 7(b) of the Plan.


Section 3.        Effective Date; Stockholder Approval; Termination

                  (a) Effective Date and Stockholder Approval. Subject to the approval of the Plan by the holders of a majority of the outstanding shares of the Common Stock of the Company, with such approval obtained in accordance with Rule l6b-3, the Plan shall be effective as of ___________ , 1994.

                  (b) Termination. No Award shall be granted under the Plan after _________________, 2004; provided, however, that any Award theretofore granted may extend beyond such date unless expressly provided otherwise herein or in the applicable Award Agreement; provided further, to the extent set forth in Section 8 hereof, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board of Directors to amend the Plan, shall extend beyond such date.

Section 4.        Administration

                  The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by those members of the Board of Directors who qualify as "disinterested persons" under Rule l6b-3 and as "outside directors" under Section 162(m)(4)(C) of the Code and any regulations issued thereunder.

                  Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority with respect to the Plan, including, without limitation, the power to:

                  (i) designate Participants;

                  (ii) determine the types of Awards to be granted to each Participant under the Plan;

                  (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards;

                  (iv) determine the terms and conditions of any Award;

                  (v) determine whether, to what extent, under what circumstances and the method by which Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited or suspended;

                  (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

                  (vii) interpret and administer the Plan and any instrument or agreement relating to, and any Award made under, the Plan (including, without limitation, any Award Agreement);

                  (viii) establish, amend, suspend and waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

                  (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan, or any Award, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or Beneficiary of any Award, any stockholder and any employee of the Company or of any Affiliate.

Section 5.        Grants of Awards; Shares Available for Award

                  (a) The Committee may, from time to time, grant Awards to one or more Participants; provided, however, that:

                           (i) subject to any adjustment pursuant to Section 8,
the aggregate number of Shares available with respect to which Awards may be granted under the Plan shall be 100,000;

                           (ii) to the extent that any Shares covered by an
Award granted under the Plan, or to which any Award relates, are forfeited (prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares or other property issuable or payable with respect to the Award), or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of Awards under the Plan;

                           (iii) Shares which have been issued, or any other
shares of the capital stock of the Company, which a Participant tenders to the Company in satisfaction of income and payroll tax withholding obligations or in satisfaction of the exercise price of any Award shall remain authorized and shall again be available for the purposes of the Plan; provided, however, that any such previously issued Shares, or such other shares, shall not be the subject of any grant under the Plan to any officer of the Company, or other individual, who, at the time of such grant, is subject to the short-swing trading provisions of Section 16 of the Exchange Act; and

                           (iv) any Shares ceasing to be subject to an Award due
to the exercise of an Award or expiration of a Restriction Period shall no longer be available for granting of an Award hereunder.

                  (b) For purpose of this Section 5:

                           (i) if an Award is denominated in Shares, the number
of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan; and

                           (ii) if an Award is not denominated in Shares, a
number of Shares shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan equal to the quotient of the Fair Market Value (calculated as of the date of grant) of the maximum amount of cash or other consideration payable pursuant to such Award, divided by the Fair Market Value of one Share on the date of grant.

                  (c) Any Shares delivered by the Company pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares. In determining the size of any Award, the Committee may take into account a Participant's responsibility level, performance, potential, cash compensation level, the Fair Market Value of the Shares at the time of the Award and such other considerations as it deems appropriate.

Section 6.        Eligibility

                  Any Key Employee, including any executive officer or employee-director of the Company or any Affiliate, who is not a member of the Committee and who, in the opinion of the Committee, contributes to the continued growth, development and financial success of the Company or an Affiliate shall be eligible to be designated as a Participant.

Section 7.        Awards

                  (a) Options. The Committee is hereby authorized to grant Options to Participants in the form of either Non-Qualified Stock Options or Incentive Stock Options with the terms and conditions set forth in this Section 7 and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine. Notwithstanding any other provision of the Plan, no Participant shall receive in any one calendar year Options for more than 50,000 Shares.

                           (i)      Limitations on Incentive Stock Options.

                           (A) In the event the Committee grants Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Options are granted) of any such Options which shall be first exercisable (i.e. vest) by any one Participant during any calendar year under this and all other plans of the Company and any Affiliate shall not exceed $100,000, or such other limitation as may be provided in the Code.

                           (B) The grant of Options hereunder shall be subject to guidelines adopted by the Committee with respect to the timing and size of such Options. In addition, the Committee may in its discretion provide that an Option may not be exercised in whole or in part for any period or periods specified by the Committee. The right of a participant to exercise an Option shall be cancelled if and to the extent that Shares covered by such Option are used to calculate amounts received upon exercise of a related Stock Appreciation Right. In the discretion of the Committee, the Company may agree to repurchase Options for cash.

                           (C) The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

                           (ii) Exercise Price. The exercise price per Share
purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date of grant of such Option (or, if the Committee so determines, in the case of any Option granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award).

                           (iii) Option Term. The term of each Option shall be
fixed by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

                           (iv) Exercisability and Method of Exercise. Except
for such limitations as may be set forth herein, an Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option. The Committee also shall determine the method or methods by which, and the form or forms in which, payment of the exercise price with respect to any Option may be made or deemed to have been made.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, without limitation, restricting the time of exercise of the Stock Appreciation Right to specified periods as may be necessary to satisfy the requirements of Rule 16b-3. Notwithstanding any other provision of the Plan, no Participant shall receive in any one calendar year Stock Appreciation Rights in respect to more than 50,000 Shares.

                  (c) Restricted Stock and Restricted Stock Units.

                           (i) Issuance. The Committee is hereby authorized to
grant Awards of Restricted Stock and Restricted Stock Units to Participants, such Awards, including the total number of Shares to which they pertain, to be evidenced by an Award Agreement.

                           (ii) Restrictions. Shares of Restricted Stock and
Restricted Stock Units shall be issued in the name of the Participant without payment of consideration, and shall be subject to such restrictions as the Committee may impose (including, without limitation, a Restriction Period, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Different Restricted Stock or Restricted Stock Unit Awards may have different Restriction Periods.

                           (iii) Registration. Any Restricted Stock granted
under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued to evidence Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock. Upon completion of the applicable Restriction Period, the related restriction or restrictions upon the Award shall expire and new certificates representing the Award shall be issued without the applicable restrictive legend described herein. Such Shares shall be delivered in accordance with the terms and conditions of such Participant's Award Agreement.

                  (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Committee shall establish performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award.

                  (e) Code Section 162(m) Requirements. The Committee in its sole discretion shall determine whether Awards made pursuant to the Plan shall be designed to meet the requirements of performance-based compensation within the meaning of Section 162(m) of the Code and any regulations issued thereunder.

                  (f) Termination, Retirement, Disability and Death. In the event a Participant ceases employment with the Company or any Affiliate prior to exercise of the Participant's Option or Stock Appreciation Right, prior to the lapse of any Restriction Period or prior to the achievement of any performance goals or lapse of any performance period, such Award shall be subject to the following provisions:

                           (i) Termination. If the Termination is at the
Company's request for gross misconduct by the Participant, the Participant's Award shall be forfeited immediately. If the Termination is at the Participant's request, or at the Company's request for reasons other than gross misconduct, the Award shall be forfeited immediately unless the Committee in its discretion decides that an Option or Stock Appreciation Right shall be exercisable and the extent to which it shall be exercisable, or decides to remove any restrictions applicable to Restricted Stock, Restricted Stock Units or Performance Awards.

                           (ii) Retirement. In the event of Retirement, Options
and Stock Appreciation Rights must be exercised within 12 months (or such lesser period as the Code may require) of the Participant's "normal retirement date" as defined in the Company's Retirement Savings Plan or any successor plan, any restriction applicable to a Restricted Stock Award shall be removed pro rata, in accordance with the portion of the Restriction Period which has expired upon such Retirement, and any restriction applicable to any Performance Award may be removed in the discretion of the Committee.

                           (iii) Disability. Upon a Participant's Disability,
the Participant's Options and Stock Appreciation Rights shall be exercisable, any restriction applicable under a Restricted Stock Award shall be removed on a pro rata basis in accordance with the portion of the Restriction Period expired as of the date of Disability, as such date is determined by/under ________, and any restriction applicable under a Performance Award may be removed in the discretion of the Committee.

                           (iv) Death. If the Participant shall die while in the
employment of the Company or any Affiliate or within the period of time after Retirement during which the Participant would have been entitled to exercise his Options and Stock Appreciation Rights, the Participant's Beneficiary shall have the right to exercise such Options and Stock Appreciation Rights within 12 months from the date of the Participant's death to the extent the Participant was entitled to exercise the same immediately prior to the Participant's death. Any restriction applicable under a deceased Participant's Restricted Stock Award shall be removed on a pro rata basis in accordance with the portion of the Restricted Period which had expired as of the date of death, and any restriction applicable under a deceased Participant's Performance Award may be removed in the discretion of the Committee.

                  (g) Election to Recognize Income. If a Participant makes an election in a timely manner pursuant to Section 83(b) of the Code to recognize income for tax purposes when an Award is first made, the Participant shall notify the Company within 10 days of the making of such election.

                  (h) General.

                           (i) Award Agreements. Each Award granted under the
Plan shall be evidenced by an Award Agreement in such form as shall have been approved by the Committee.

                           (ii) Awards May Be Granted Separately or Together.
Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                           (iii) Forms of Payment Under Awards. Subject to the
terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or any Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest in installments or deferred payments.

                           (iv) Limits on Transfer of Awards. No Award (other
than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Stock, to the Company); provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a Beneficiary to exercise the rights of the Participant, and to receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than Released Securities) , and no right under any such Award, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                           (v) Term of Awards. Except as otherwise provided
herein, the term of each Award shall be for such period as may be determined by the Committee.

                           (vi) Share Certificates and Representation by
Participants. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, any stock exchange or other market upon which such Shares or other securities are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be inscribed upon any such certificate(s) to make appropriate reference to such restrictions. The Committee may require each Participant or other Person who acquires Shares or other securities under the Plan to represent to the Company in writing that such Participant or other Person is acquiring the Shares or other securities without a view to the distribution thereof.

                  (a) Amendments to the Plan. The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Section 8) adversely affect any Award granted and then outstanding under the Plan, without the consent of the respective Participant; provided further, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that would:

                           (i) increase the total number of Shares available for
Awards under the Plan, except as provided in Section 8(c) hereof;

                           (ii) materially increase the benefits accruing to
Participants under the Plan; or

                           (iii) materially modify the requirements as to
eligibility for participation in the
Plan.

                  (b) Amendments to Awards. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to, and may amend, alter, suspend, discontinue or terminate, any Award granted under the Plan, prospectively or retroactively, but no such action shall impair the rights of any Participant without the Participant's consent, except as provided in Section 8(c) and (d) hereof.

                  (c) Certain Adjustments of Awards.

                           (i) In the event the Company or any Affiliate shall
assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or business entity, the Committee may make such adjustments in the terms of Awards, not inconsistent with the terms of the Plan, as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan, as so adjusted.

                           (ii) In the event that the Committee shall determine
that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction, change in applicable laws, regulations or financial accounting principles or other event affects the Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of:
(A) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards under the Plan; (B) the number and type of Shares (or other securities or property) subject to outstanding Awards; and (C) the grant, purchase or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; provided further, however, that the number of Shares subject to any Award denominated in Shares shall always by a whole number.

                  (d) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9.        General Provisions

                  (a) No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

                  (b) Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards under the Plan may be settled with Shares (other than Restricted Stock), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

                  (c) Acceleration. Except as otherwise provided hereunder, the Committee may, in its discretion, accelerate the time at which an outstanding Award granted hereunder may be exercised. With respect to Restricted Stock, in the event of a public tender offer for all or any portion of the Shares of the Company, or in the event that any proposal to merge or consolidate the Company with another entity is submitted to the stockholders of the Company for a vote, the Committee, in its sole discretion, may shorten or eliminate the Restriction Period consistent with the best interests of the Company.

                  (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (e) Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any right by virtue of the grant of an Award under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

                  (f) Government and Other Regulations. The obligation of the Company to make payment of Awards in Shares or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required. If Shares awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

                  (g) Indemnification. The Company shall indemnify and hold harmless each individual who is or at any time serves as a member of the Committee against and from:

                           (i) any loss, cost, liability or expense that may be
imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit or proceeding to which such individual may be a party or in which such individual may be involved by reason of any action or failure to act under the Plan; and

                           (ii) any and all amounts paid by such individual in
satisfaction of judgment in any such action, suit or proceeding relating to the Plan.

                           Each individual covered by this indemnification shall
give the Company an opportunity, at its own expense, to handle and defend the same before such individual undertakes to handle and defend it on such individual's own behalf. In addition, such individuals shall also be entitled to any other rights of indemnification, which such individuals may have under the certificates of incorporation or by-laws of the Company or any Affiliate, as a matter of law, or otherwise, or of any power that the Company or any Affiliate may have to indemnify such individual or hold such individual harmless.

                  (h) Governing Law. The validity, construction and effect of the Plan, and any rules and regulations relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

                  (i) Severability. If any provision of the Plan, any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, the Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, such Award Agreement and such Award shall remain in full force and effect.

                  (j) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  (k) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                        TESSCO TECHNOLOGIES INCORPORATED

                          1994 STOCK AND INCENTIVE PLAN


                                 Amendment No. 1

                              (Approved July 1996)



Notwithstanding any other provision of the Plan as heretofore amended, the aggregate number of Shares available with respect to which Awards may be granted is hereby increased by 239,500 to 572,500.

                        TESSCO TECHNOLOGIES INCORPORATED

                          1994 STOCK AND INCENTIVE PLAN

                            Proposed Amendment No. 2


      (Submitted for Approval at Annual Meeting to be held August 13, 1999)


Notwithstanding any other provision of the Plan as heretofore amended, the aggregate number of Shares available with respect to which Awards may be granted is hereby increased by 300,000 to 872,500.

                                   APPENDIX 2







                        TESSCO TECHNOLOGIES INCORPORATED
                         TEAM MEMBER STOCK PURCHASE PLAN







                           Effective February 1, 1999







                        TESSCO TECHNOLOGIES INCORPORATED
                         TEAM MEMBER STOCK PURCHASE PLAN

                                TABLE OF CONTENTS

                                    ARTICLE I

1.1      PURPOSE OF PLAN .....................................................1

                             ARTICLE II DEFINITIONS

2.1      ADMINISTRATIVE AGENT.................................................1
2.2      COMMITTEE............................................................1
2.3      COMPENSATION.........................................................1
2.4      FAIR MARKET VALUE....................................................1
2.5      OFFER DATE...........................................................1
2.6      OFFER PERIOD.........................................................2
2.7      OFFERING TERMINATION DATE............................................2
2.8      OPTION PERCENTAGE....................................................2
2.9      OPTION VALUE.........................................................2
2.10     PARTICIPANT..........................................................2
2.11     PLAN ADMINISTRATOR...................................................2
2.12     TEAM MEMBER..........................................................2
2.13     TRADING DAY..........................................................2

                    ARTICLE III ELIGIBILITY AND PARTICIPATION

3.1      INITIAL ELIGIBILITY..................................................2
3.2      LEAVE OF ABSENCE.....................................................2
3.3      RESTRICTIONS ON PARTICIPATION........................................2
3.4      COMMENCEMENT OF PARTICIPATION........................................3

                              ARTICLE IV OFFERINGS

4.1      NUMBER OF SHARES TO BE OFFERED.......................................3
4.2      OFFER PERIODS........................................................3

                          ARTICLE V PAYROLL DEDUCTIONS

5.1      AMOUNT OF DEDUCTION..................................................4
5.2      PARTICIPANT'S ACCOUNT................................................4
5.3      CHANGES IN PAYROLL DEDUCTIONS........................................4
5.4      LEAVE OF ABSENCE.....................................................4

                          ARTICLE VI GRANTING OF OPTION

6.1      NUMBER OF OPTION SHARES..............................................4
6.2      OPTION PRICE.........................................................5

                         ARTICLE VII GRANTING OF OPTION

7.1      AUTOMATIC EXERCISE...................................................5
7.2      FRACTIONAL SHARES....................................................5
7.3      TRANSFER OF OPTION...................................................5
7.4      DELIVERY OF STOCK....................................................5
7.5      WITHDRAWAL OF ACCOUNT................................................6

                             ARTICLE VIII WITHDRAWAL

8.1      IN GENERAL...........................................................6
8.2      EFFECT ON SUBSEQUENT PARTICIPATION...................................6
8.3      TERMINATION OF EMPLOYMENT............................................6
8.4      TERMINATION OF EMPLOYMENT DUE TO DEATH...............................6

                               ARTICLE IX INTEREST

9.1      PAYMENT OF INTEREST..................................................7

                                 ARTICLE X STOCK

10.1     MAXIMUM SHARES.......................................................7
10.2     PARTICIPANT'S INTEREST IN OPTION STOCK...............................7
10.3     REGISTRATION OF STOCK................................................7
10.4     DISPOSITION OF STOCK.................................................7

                            ARTICLE XI ADMINISTRATION

11.1     APPOINTMENT OF COMMITTEE.............................................7
11.2     AUTHORITY OF COMMITTEE...............................................8
11.3     RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE..................8

                      ARTICLE XII MISCELLANEOUS PROVISIONS

12.1     DESIGNATION OF BENEFICIARY...........................................8
12.2     TRANSFERABILITY......................................................8
12.3     USE OF FUNDS.........................................................9
12.4     ADJUSTMENT UPON CHANGES IN CAPITALIZATION............................9
12.5     AMENDMENT AND TERMINATION............................................9
12.6     EFFECTIVE DATE.......................................................9
12.7     NO EMPLOYMENT RIGHTS................................................10
12.8     EFFECT ON PLAN......................................................10
12.9     GOVERNING LAW.......................................................10

                        TESSCO TECHNOLOGIES INCORPORATED
                         TEAM MEMBER STOCK PURCHASE PLAN

                                    ARTICLE I

                                 PURPOSE OF PLAN

                  1.1 PURPOSE OF PLAN. This TESSCO Technologies Incorporated Team Member Stock Purchase Plan (the "Plan") is intended to provide a method whereby eligible Team Members of TESSCO Technologies Incorporated (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

                                   ARTICLE II

                                   DEFINITIONS

                  2.1 ADMINISTRATIVE AGENT means the registered broker dealer hired by the Company to assist in the administration of the Plan.

                  2.2 COMMITTEE means the individuals described in Article XI.

                  2.3 COMPENSATION means base salary or draw and monthly variable compensation (if any) paid in each Offer Period. Compensation does not include quarterly or annual variable compensation, overtime, severance pay, pay in lieu of vacation, imputed income for income tax purposes, patent and award fees, awards and prizes, back pay awards, reimbursement of expenses and living allowances, educational allowances, expense allowances, disability benefits under any insurance program, fringe benefits, deferred compensation, compensation under the Company's stock plans, amounts paid for services as an independent contractor, or any other form of compensation excluded by the Committee in its discretion. Compensation shall be determined before giving effect to any salary reduction agreement pursuant to a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code or to any similar salary reduction agreement pursuant to any cafeteria plan (within the meaning of Section 125 of the Code).

                  2.4 FAIR MARKET VALUE means the average of the closing bid and asked prices of the Company's common stock as reported by the Nasdaq System.

                  2.5 OFFER DATE means the date described in Section 4.2.

                  2.6 OFFER PERIOD means the period described in Section 4.2.

                  2.7 OFFERING TERMINATION DATE means the date described in
Section 4.2.

                  2.8 OPTION PERCENTAGE means the percentage described in
Section 6.1.

                  2.9 OPTION VALUE means the value described in Section 6.1.

                  2.10 PARTICIPANT means any individual who has satisfied the eligibility and participation requirements set forth in Article III.

                  2.11 PLAN ADMINISTRATOR means the Company or any third party administrator designated by the Company.

                  2.12 TEAM MEMBER means, subject to Section 3.2, any person employed on a full-time or part-time basis by the Company whose customary employment is for twenty (20) or more hours per week for the Company.

                  2.13 TRADING DAY means the day described in Section 4.2.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

                  3.1 INITIAL ELIGIBILITY. A Team Member shall become eligible to participate in this Plan on the earlier of: (1) the Team Member's eligibility to make elective deferrals into the TESSCO Technologies Incorporated 401(k) Plan; or (2) the Offer Period following the first anniversary of the Team Member's employment by the Company. Notwithstanding the foregoing, Team Members who customarily work less than twenty (20) hours per week or less than five (5) months per year will be ineligible to participate in this Plan.

                  3.2 LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be a Team Member for the first ninety (90) days of such leave of absence and such Team Member's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Team Member shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Team Member's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate a Team Member's employment for all purposes of the Plan and shall terminate such Team Member's participation in the Plan and right to exercise any option.

                  3.3 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, no Team Member shall be granted an option under the Plan:

                  (a) if, immediately after the grant, such Team Member would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Team Member); or

                  (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in Fair Market Value of the stock (determined as of the date such option is granted) for each calendar year in which such option is outstanding.

                  3.4 COMMENCEMENT OF PARTICIPATION. An eligible Team Member may become a Participant by completing an authorization for payroll deductions on the form provided by the Company and filing it with the office of the Plan Administrator of the Company within the time prescribed by the Plan Administrator. Payroll deductions for a Participant shall become effective as of the first payroll period ending in the month in which participation commences and shall remain in effect until modified or revoked by the Participant pursuant to Section 5.3 and Article VIII.

                                   ARTICLE IV

                                    OFFERINGS

                  4.1 NUMBER OF SHARES TO BE OFFERED. The maximum number of shares of common stock of the Company that may be purchased under the Plan is two hundred thousand (200,000). Such shares may be treasury shares or authorized and unissued shares as the Committee may determine in its discretion. The Company, by action of its Board of Directors upon the advice of the Committee and subject to stockholder approval, may increase the number of shares reserved under the Plan.

                  4.2 OFFER PERIODS. The Plan shall provide two Offer Periods in each year in which the Plan is in effect, each of which shall commence on one of two Offer Dates and end on one of two Offering Termination Dates. The first Offer Period shall commence on the first Trading Day on or after March 1 (the first "Offer Date") and terminate on the last Trading Day in the period ending the following August 31 (the first "Offering Termination Date"). The second Offer Period shall commence on the first Trading Day on or after September 1 (the second "Offer Date") and terminate on the last Trading Day in the period ending the following February 28, or in the case of a leap year, the following February 29 (the second "Offering Termination Date"). Upon the Offer Date, the Company will issue to each then eligible Team Member, an option to purchase, based upon the amount of the Team Member's Compensation to be reduced during the Offer Period, the number of full shares of common stock (the "Offering") as determined and limited by the Section 6.1. For purposes of this Plan, a Trading Day is a day on which shares of common stock of the Company are traded on the NASDAQ Stock Market.

                                    ARTICLE V

                               PAYROLL DEDUCTIONS

                  5.1 AMOUNT OF DEDUCTION. At the time a Participant files his authorization for payroll deduction, he shall elect the percentage rate of Compensation to be deducted on each payday during the time he is a Participant in an Offer Period. In the case of a part-time hourly Team Member, such Team Member's Compensation during an Offering shall be determined by multiplying such Team Member's hourly rate of pay in effect during an Offer Period by the number of regularly scheduled hours of work for such Team Member during such Offer Period.

                  Notwithstanding the foregoing, in no event will a Team Member be granted an option under the Plan which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in Fair Market Value of the stock (determined as of the date such option is granted) for each calendar year in which such option is outstanding.

                  5.2 PARTICIPANT'S ACCOUNT. All payroll deductions made for a Participant shall be credited to his account under the Plan. The Participant's account will consist of a bookkeeping entry in the Company's financial records. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4.

                  5.3 CHANGES IN PAYROLL DEDUCTIONS. A Participant may discontinue his participation in the Plan as described in Article VIII, but no other change can be made with regard to an Offer Period and, specifically, a Participant may not alter the amount of his payroll deductions for that Offer Period. Except as provided in Article VIII, a Participant may modify or revoke an authorization for payroll deductions only with respect to future Offer Periods.

                  5.4 LEAVE OF ABSENCE. If a Participant goes on an approved leave of absence without pay, such Participant shall have the right to elect to withdraw the balance in his or her account pursuant to Section 8.1, or the Participant shall have the right to elect to carryover the balance in his or her account to be applied to the purchase of shares in a subsequent Offer Period. If a Participant goes on an approved leave of absence with pay (no interruption of bi-weekly salary), the Participant shall continue to be eligible to participate in the Plan.

                                   ARTICLE VI

                               GRANTING OF OPTION

                  6.1 NUMBER OF OPTION SHARES. On each Offer Date, participating Team Members shall be deemed to have been granted options to purchase shares of common stock of the Company equal to the number of full shares that may be purchased with the Team Members authorized payroll deductions for the Offer Period. The number of shares that may be so purchased shall be determined by dividing the total of the Team Member's payroll deductions authorized to be made during the Offer Period (plus any carryovers of amounts not applied to the purchase of shares in an earlier Offer Period) by the Option Value of the common stock of the Company at the beginning of the Offer Period. The Option Value for the Offer Period shall be the Option Percentage, multiplied by the Fair Market Value of the common stock on the first Trading Day of the Offer Period.

                  Prior to each Offer Period, the Option Percentage shall be determined by the Committee, in its sole and absolute subjective discretion, which percentage shall be at least eighty-five percent (85%) and not more than one hundred percentage (100%).

                  Any amount credited to a Participant's account that will not purchase a full share or is in excess of the amount needed to fully exercise the Team Member's option for that Offer Period will be carried forward to the next Offer Period.

                  6.2 OPTION PRICE. The Option Price of stock purchased with payroll deductions made during such Offer Period for a Participant therein shall be the lesser of:

                           (i) the Option Percentage multiplied by the Fair
Market Value of a share of common stock on the first Trading Day of the Offer Period (the "Offer Date"); or

                           (ii) the Option Percentage multiplied by the Fair
Market Value of a share of common stock on the last Trading Day of the Offer Period (the "Offering Termination Date").

                                   ARTICLE VII

                               EXERCISE OF OPTION

                  7.1 AUTOMATIC EXERCISE. Unless a Participant withdraws from the Plan as provided in Article 8, his option to purchase stock with payroll deductions made during each Offer Period will be deemed to have been exercised automatically on the Offering Termination Date (as defined in Section 4.2) applicable to such Offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions and carryovers in his account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which options were deemed to have been granted to the Team Member at the Offer Date pursuant to Article VI).

                  7.2 FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be carried over to the next Offer Period pursuant to Section 6.1.

                  7.3 TRANSFER OF OPTION. During a Participant's lifetime, options held by such Participant shall be exercisable only by that Participant.

                  7.4 DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to the Administrative Agent, as appropriate, certificates for the shares of stock purchased upon exercise of the Participant's option. Certificates for the shares of stock purchased upon exercise of the Participant's option will be held by the Administrative Agent in accordance with
Section 10.4.

                  7.5 WITHDRAWAL OF ACCOUNT. By written notice to the Plan Administrator of the Company at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

                                  ARTICLE VIII

                                   WITHDRAWAL

                  8.1 IN GENERAL. As indicated in Section 7.5, a Participant may withdraw payroll deductions credited to his account under the Plan at any time prior to the Offering Termination Date applicable to any Offering by giving written notice to the Plan Administrator of the Company. All of the Participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt by a Team Member to borrow on the security of his accumulated payroll deductions as an election to withdraw such deductions.

                  8.2 EFFECT ON SUBSEQUENT PARTICIPATION. A Participant's withdrawal of his account will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

                  8.3 TERMINATION OF EMPLOYMENT. Upon termination of the Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond ninety (90) days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under
Section 12.1.

                  8.4 TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of the Participant's employment because of his death, his beneficiary (as defined in Section 12.1) shall have the right to elect, by written notice given to the Plan Administrator prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of death of the Participant, either

                  (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan, or

                  (b) to exercise the Participant's option for the purchase of stock on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the Participant's account at the date of the Participant's death will purchase at the applicable option price, and any excess credited to such account will be paid to said beneficiary, without interest.

                  In the event that no such written notice of election shall be duly received by the Plan Administrator, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's option.

                                   ARTICLE IX

                                    INTEREST

                  9.1 PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant Team Member.

                                    ARTICLE X

                                      STOCK

                  10.1 MAXIMUM SHARES. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with
Article VI exceeds the maximum number of authorized shares remaining for purchase under Section 4.1, the Committee shall make a pro rata allocation (based on the amounts deducted from pay) of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible.

                  10.2 PARTICIPANT'S INTEREST IN OPTION STOCK. The Participant will have no interest in any shares of stock covered by his option until such option has been exercised and shares have been issued to the Participant.

                  10.3 REGISTRATION OF STOCK. Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Plan Administrator of the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship to the extent permitted by applicable law.

                  10.4 DISPOSITION OF STOCK. Shares of common stock to be delivered to any individual by virtue of such individual's participation in the Plan will be held by the Administrative Agent for at least eighteen (18) months following the Offering Termination Date. Notwithstanding the foregoing, during such period that the common stock is held by the Administrative Agent, such individual shall be the owner of record, provided however, that such individual may not sell, assign, or otherwise dispose of such common stock during the eighteen (18) month period immediately following the Offering Termination Date.

                                   ARTICLE XI

                                 ADMINISTRATION

                  11.1 APPOINTMENT OF COMMITTEE. The Compensation Committee shall administer the Plan, which shall consist of no fewer than three members of the Board of Directors. No member of the Committee shall be a Team Member eligible to purchase stock under the Plan.

                  11.2 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

                  11.3 RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable and in accordance with applicable law. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE XII

                                  MISCELLANEOUS

                  12.1 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of one or more beneficiaries who is to receive any stock and/or cash issuable or payable, as the case may be, after the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice delivered prior to the Participant's death to the Plan Administrator. Upon the death of a Participant, if the Plan Administrator has received a valid designation of beneficiary and receives sufficient proof of such beneficiary's identity, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a living, validly designated beneficiary, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Committee, in its discretion, any cause the Company to deliver such stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the stock or cash credited to the Participant under the Plan.

                  12.2 TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds in accordance with Section 8.1.

                  12.3 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

                  12.4 ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  (a) If, during any Offer Period, the outstanding shares of common stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company without the receipt of consideration through reorganization, merger, recapitaliztion, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

                  (b) If, during the Offer Period, the Company dissolves, liquidates, reorganizes, merges, or consolidates with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the common stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

                  12.5 AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the

Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering; (ii) or amend the requirements as to the class of Team Members eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of a Team Member then having an option under the Plan to purchase stock, adversely affect the rights of such Team Member under such option.

                  12.6 EFFECTIVE DATE. The Plan shall become effective as of February 1, 1999, subject to the approval by the holders of the majority of the common stock present and represented at a special or annual meeting of the shareholders held on or before February 1, 2000. If the Plan is not so approved, the Plan shall not become effective.

                  12.7 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create in any Team Member or class of Team Members any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, a Team Member's employment at any time.

                  12.8 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of all Team Members and all beneficiaries of Team Members participating in the Plan, including, without limitation, each such Team Member's estate and the executors, administrators or trustees thereof, heirs and legatees.

                  12.9 GOVERNING LAW. The law of the State of Maryland will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                  IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of February 1, 1999.

ATTEST:                                     TESSCO TECHNOLOGIES INCORPORATED




                                            By:
-----------------------------                   --------------------------------
                                            Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                        TESSCO Technologies Incorporated

                 ANNUAL MEETING OF SHAREHOLDERS, AUGUST 13, 1999
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT B. BARNHILL, JR. and GERALD T. GARLAND, and each of them, with full power of substitution to each, as proxy, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of TESSCO Technologies Incorporated to be held Friday, August 13, 1999 at 10:00 a.m., at the TESSCO Technologies Incorporated Headquarters, 11126 McCormick Road, Hunt Valley, Maryland 21031 and at any adjournments thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

--------------------------------------------------------------------------------
                              Fold and Detach Here

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES INDICATED AND FOR THE OTHER PROPOSALS.

1.   To elect two (2) directors to a three (3) year term ending in 2002

                  Robert B. Barnhill, Jr. and Benn R. Konsynski

                  (To withhold authority to vote for an individual nominee, strike a line through the nominee's name).

FOR the election of all nominees listed                     WITHHOLD AUTHORITY to vote for
(except as marked to the contrary to the right)             all nominees listed to the right
                       [ ]                                               [ ]


2. To approve an amendment to the Company's 1994 Stock and Incentive Plan increasing the number of shares available for issuance under the Plan by 300,000.

                 FOR                    AGAINST                ABSTAIN
                 [ ]                      [ ]                    [ ]

3. To approve amendment to the Company's 1994 Stock and Incentive Plan authorizing the issuance of up to 50,000 shares to nonemployee directors.


                 FOR                    AGAINST                ABSTAIN
                 [ ]                      [ ]                    [ ]

4. To approve adoption of the Company's Team Member Stock Purchase Plan.

                 FOR                    AGAINST                ABSTAIN
                 [ ]                      [ ]                    [ ]

5. To ratify the election of Arthur Andersen LLP as the Company's independent public accountants.

                 FOR                    AGAINST                ABSTAIN
                 [ ]                      [ ]                    [ ]

6. To act upon any other matter which may properly come before the Annual Meeting or any adjournment thereof.

Receipt of notice of the meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

(Please sign exactly as your name appears hereon. Executors, administrators, guardians, officers signing for corporations, trustees and attorneys should give full title. For joint owners, both owners should sign.)

Date: _________________, 1999

______________________(SEAL)

______________________(SEAL)

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States.